UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
Of the Securities Exchange Act of 1934
(Amendment No. __)

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[_] Definitive Proxy Statement

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[_] Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Enhanced Global Dividend and Income Fund
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Name Address 1 Address 2 Address 3

PRIORITY NOTICE - PLEASE READ AND RESPOND

November 15, 2022

TO SIGNIFICANT INVESTORS IN DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND:
You have been identified as a significant investor in  Delaware Enhanced Global Dividend and Income Fund (“Fund”) and we are asking for your help. As you know, there is currently a proxy campaign underway for the Fund. This Fund is proposed to be reorganized into the abrdn Global Dynamic Dividend Fund (“Proposal 1”). The Board of Trustees of the Fund unanimously recommends that you vote FOR Proposal 1. We urge you to read the Proxy Statement because it contains important information. You may review the proxy statement online at: delawarefunds.com/cef-proxy.

WHAT DO WE NEED FROM YOU?
As of today, your vote has not been recorded and the Fund has yet to reach the required participation level to approve the proposal. As a significant investor in the Fund, YOUR VOTE IS KEY TO REACH QUORUM TO HOLD THE MEETING. All votes matter whether you vote FOR, AGAINST, or ABSTAIN.

Please note your investor profile information:	INVESTOR PROFILE Investor ID: 123456789 Security ID: 123456789

HOW CAN I EXECUTE MY VOTE? As a priority holder, please find the convenient methods to vote.

1.	CALL (800) 893-5865. Please have the Investor ID on this letter available at the time of the call.

2.
EMAIL delawarefunds@proxyonline.com. Simply send an email instructing us how to vote your shares.  Include your Investor ID above and indicate your voting direction – FOR, AGAINST, or ABSTAIN.  Please include your full name as noted on your account.

Please call or email us to quickly and easily register your vote. You will receive no further communications from us on this matter once your vote is received. Your time and consideration are greatly appreciated. Thank you.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer